Exhibit (16)

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ William H. Foulk, Jr.
                              -------------------------
                                  William H. Foulk, Jr.

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ D. James Guzy
                             ------------------------
                                  D. James Guzy

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ Nancy P. Jacklin
                             -------------------------
                                  Nancy P. Jacklin

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ Marc O. Mayer
                             -------------------------
                                  Marc O. Mayer

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ Marshall C. Turner, Jr.
                              ---------------------------
                                  Marshall C. Turner, Jr.

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ David H. Dievler
                             -------------------------
                                  David H. Dievler

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ John H. Dobkin
                             -------------------------
                                  John H. Dobkin

Dated:   November 2, 2006

                              POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy Hay, Stephen J. Laffey and Christina Morse, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstituion, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-14 of Alliance National Municipal Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                              /s/ Michael J. Downey
                             ---------------------------
                                  Michael J. Downey

Dated:   November 2, 2006


SK 00250 0209 719489